Exhibit 99.1

Investor Presentation Post 2Q22 Reported Results

SAFE HARBOR STATEMENT CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of section 27 A of the Securities Act of 1933 and section 21 E of the Securities Exchange Act of 1934 . All statements, other than statements of historical facts included in this presentation, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward - looking statements . We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in the United States federal securities laws . In some cases, these statements can be identified by the use of forward - looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions . These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control . Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimates for catastrophes and other weather - related losses including losses related to the COVID - 19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing, other market conditions and economic conditions (including inflation), our growth prospects, our expectations relating to the Company’s transformation program, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices and foreign currency exchange rates . Forward - looking statements only reflect our expectations and are not guarantees of performance . These statements involve risks, uncertainties and assumptions . Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements . We believe that these factors include, but are not limited to, the following : • the adverse impact of the ongoing COVID - 19 pandemic on our business, results of operations, financial condition and liquidity; • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man - made disasters; • the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes; • losses from war, including losses related to the Russian invasion of Ukraine, terrorism and political unrest or other unanticipated losses; • actual claims exceeding loss reserves; • general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency exchange rates; • the adverse impact of inflation; • the failure of any of the loss limitation methods we employ; • the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions; • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the loss of business provided to us by major brokers; • breaches by third parties in our program business of their obligations to us; • difficulties with technology and/or data security; • the failure of our policyholders or intermediaries to pay premiums; • the failure of our cedants to adequately evaluate risks; • the inability to obtain additional capital on favorable terms, or at all; • the loss of one or more of our key executives; • a decline in our ratings with rating agencies; • changes in accounting policies or practices; • the use of industry models and changes to these models; • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; • changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union; • changes in tax laws; and • other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10 - K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov . Readers are urged to carefully consider all such factors as the COVID - 19 pandemic may have the effect of heightening many of the other risks and uncertainties described. We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise. 2

Vision: Global Leadership in Specialty Risks Targeting top - quintile profitability with industry average volatility Franchise anchored in leadership positions in key markets and distribution relationships Selective participation in attractive insurance and reinsurance markets Strong relationships with distribution partners and clients based on underwriting, service, agility and claims expertise Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Commitment to underwriting excellence, top caliber talent CONSISTENT COMMITMENT TO OUR STRATEGY STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX 3

STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX

A LEADING SPECIALTY INSURER WITH A NICHE SPECIALTY REINSURER

We provide our clients and distribution partners with a broad range of risk transfer products and services, meaningful capacity and solid financial strength

Exchange / Ticker	NYSE / "AXS"
Market Capitalization[1]	$4.5 Billion
Gross Premiums Written[1]	$7.7 Billion
Leading Global Underwriter	• E&S P&C • Specialty • US Professional Lines • Niche Specialty Reinsurance
Current Quarterly Div. / Annual Yield[1]	$0.43 / 3.2%
AM Best / S&P Financial Strength Rating[2]	A / A+

Total FY2021 GPW: $7.7 billion


Insurance 63%
Reinsurance 37%
Insurance
Credit & Political Risk
Terrorism
Aviation
A&H/Other
Marine
Liability
Pro Lines
Property
Reinsurance
Pro Lines
Specialty
A&H
Cat
Property
Motor
Liability

(1) Market data as of 8/30/22; GPW data as of YE 2021; $0.43 quarterly dividend announced 5/4/22
(2) Ratings of insurance and reinsurance subsidiaries of AXIS Capital Holdings Limited

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A LEADING SPECIALTY INSURER WITH A NICHE SPECIALTY REINSURER CONSISTENT MARGIN IMPROVEMENT Disciplined portfolio management has provided continued improvements in underlying results; Expect all - in Group combined ratio to continue to improve. Net investment income expected to grow from current levels, helped by higher interest rates STRONG MARKET POSITION The AXIS insurance portfolio is in the most attractive growth markets around the world including E&S Property, E&S Casualty, Lloyd’s, Professional Lines as well as in many Reinsurance lines with further improvements expected in coming quarters; The Insurance segment grew GPW 16% in 2Q22 PRICING MOMENTUM Insurance segment grew GPW 18% in 1H22 and 21% in 2021 supported by 11 % rate increases across the portfolio . Industry and macroeconomic dynamics should drive further price improvements through 2022 and likely beyond STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX ATTRACTIVE VALUATION Proven, strong, specialty insurance business with a niche reinsurance operation is well - positioned to deliver profitable growth across all market cycles. Reduced volatility to produce consistent, strong underwriting results supported by conservative, well - performing investment portfolio. Global platform with improving profitability trading at attractive levels with a 3.2% 1 dividend yield 5 (1) Market data as of 8/30/22

STRATEGY › FINANCIAL STRENGTH › PROGRESS › ESG & CITIZENSHIP › CONCLUSION › APPENDIX

PRICING MOMENTUM CONTINUES

Strong Insurance rate increases continue and remain comfortably ahead of net loss trend

- 19th consecutive quarter of rate increases
- Average rate increase of nearly 10% over and above exposure trend
- Rate increases over 7% in Property, Liability and Aviation
- Cyber[2] rate increases remain in the high-double digits with further firming expected
- New business pricing remains stronger than renewal business for most classes

Pricing momentum expected to continue through 2022 and likely beyond

- Pricing up in almost all lines of the insurance segment with many lines seeing high single-digit increases
- Industry issues such as the impacts of social and financial inflation, political and economic instability, the Ukraine-Russian war and the COVID-19 pandemic should drive further pricing improvements through 2022 and likely beyond

Cumulative Insurance Rate Improvements[1]


Cumulative Rate Change
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Liability
Aviation
Property
Marine
Professional Lines
Insurance

(1) Cumulative written rate indexed from 1Q18 to 2Q22
(2) Cyber is reported within Professional Lines and contributes $425 million of GPW in full-year 2021; There is a 60% quota share on the Cyber book in addition to aggregate stop loss protection

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ACCELERATING PROFITABLE INSURANCE GROWTH Strong market positioning and underwriting talent have driven strong growth in an increasingly profitable market Millions $ 9 4 1 $ 1, 03 8 $936 $ 1, 10 4 $ 1, 10 3 $1,269 $ 1, 17 7 $ 1, 31 5 $ 1, 32 7 $ 9 0 0 $ 8 0 0 $ 7 0 0 $ 1 , 0 00 $ 1 , 1 00 $ 1 , 2 00 $ 1 , 3 00 $ 1 , 4 00 $ 1 , 5 00 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q2 0 1 Q2 1 2 Q2 1 3 Q2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 Insurance Segment GPW Targeting Profitable Growth $1,470 Profitable Growth Underpinned by Disciplined Underwriting • 16% GPW Growth compared to 2Q21; highest production quarter for Insurance • Growing core lines of business where rates are adequate, and AXIS has the underwriting expertise, market relevance, and platform to drive sustainable profitable growth • Growing in lines such as E&S Property, Excess Casualty, Renewable Energy, A&H, Construction, and Marine that continue to provide strong double - digit ROE opportunities • Market concerns around inflation and the Russia/Ukraine War should continue to sustain further rate increases 7 STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX

98 . 3% 97 .6% 9 7 . 1% 92.2% 88.7% 89 . 0% 87 . 8% 8 0 . 0% 8 5 . 0% 9 0 . 0% 9 5 . 0% 100 . 0 % FY 2017 FY 2018 FY 2019 FY 2020 6M 2022 FY 2021 6M 2021 Ex - Cat AY Combined Ratio GROUP: CONSISTENT EXECUTION DELIVERS RESULTS AXIS has positioned itself to excel in the current firming P&C market and the underwriting performance is producing more consistent and more profitable results Group Ex - Cat AY Combined Ratio 1. Ex - PGAAP Ex - Cat AY Combined Ratio is a non - GAAP financial measure as defined in Regulation G. Further information regarding ex - PGAAP data including a reconciliation to the most comparable GAAP financial measure is available in Appendix I. • Disciplined underwriting has driven consistent loss ratio • Strategic distribution management has reduced acquisition cost ratios • A strong focus on expenses has led to improved G&A ratios • Strong rate increases coupled with improved terms and conditions in many lines of business • With material changes in business mix over recent years, strong ex - Cat results likely to continue Ex - PGAAP Ex - Cat AY Combined Ratio 1 Attractive Margins from Multiple Sources 8 STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX

GROUP: UNDERWRITING ACTIONS DRIVE IMPROVING PERFORMANCE Loss ratio improvement driven by: • One AXIS Portfolio Management: Enhanced portfolio construction coupled with improved mix of business • Improved underwriting and operating leverage • Enhanced pricing, improved terms/conditions and lower limits drive attractive loss ratios coupled with greater stability 6 1. 7% 6 0. 6% 5 7. 7% 5 5. 1% 5 5. 4% 54.7% 5 0% 5 5% 6 0% 65% 6 3. 7 % F Y 2 0 17 F Y 20 18 F Y 20 19 F Y 2 0 2 0 F Y2 0 2 1 6 M 2 1 6 M Q2 2 Group Ex - Cat AY Loss Ratio 9 STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX Note: Ex - cat AY loss ratios do not include COVID - 19 and Ukraine/Russia Conflict events.

STRATEGY | FINANCIAL STRENGTH | PROGRESS | ESG & CITIZENSHIP | CONCLUSION | APPENDIX

INSURANCE SEGMENT: UNDERLYING LOSS RATIO IMPROVEMENT


Insurance Ex-Cat AY Loss Ratio
65%
60%
55%
50%
45%
61.3%
3.6%
57.7%
58.5%
2.6%
55.9%
57.0%
2.3%
54.7%
55.1%
0.7%
54.4%
51.4%
51.4%
52.1%
52.1%
51.0%
51.0%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
6M 2021
6M 2022
Continuing Lines Ex-Cat AY Loss Ratio
Exited Lines Impact[1]

Portfolio Changes Driving Improving Loss Ratios:

- **6M22 reported insurance all-in combined ratio of 87.7% vs. 89.5% a year ago**
- **10.3 points of underlying loss ratio improvement since FY2017 due to:**
  - Disciplined portfolio management leading to improved underlying profitability
  - Strong pricing momentum, while maintaining disciplined loss picks in all lines

(1) Exited Lines includes those insurance lines of business that AXIS exited or placed into run-off in 2019, as well as those insurance lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. AXIS exited insurance lines include Energy Onshore, Healthcare, U.S. Property, Risk Management Property, Management Liability Solutions, Marine Hull, Crisis Management, and certain MGA programs. Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, international direct and facultative property.

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Portfolio Changes Driving Improving Loss Ratios: • 5.3 points of underlying loss ratio improvement since YE 2017 due to: • Disciplined underwriting and portfolio management driving improvements • Pricing momentum continued through 2Q22 in a number of lines • 6M 2022 YoY increase driven by mix shift away from property lines; underlying margins improved by more than 2 points excluding the property business • Expect a smaller, niche reinsurance book with stable underwriting profitability going forward • Recent position to exit Property and Property Catastrophe business, further reducing overall exposure to catastrophe risks • Repositioned Axis to be a specialist reinsurer with a focus on Casualty, Specialty, A&H, and Credit lines • Expect the go - forward Reinsurance book to produce low - to - mid 90%s all - in combined ratios, consistent with industry reinsurance specialty and casualty peers 6 4. 8% 6 4. 0% 6 0. 6% 5 9. 9% 5 9. 5% 6 0. 3% 5 5% 5 9% 6 3% 67% 6 5. 6 % F Y 20 17 F Y 20 18 F Y 20 19 F Y2 0 2 0 F Y2 0 2 1 6 M 2 1 6 M 2 2 REINSURANCE SEGMENT: UNDERLYING LOSS RATIO IMPROVEMENT Reinsurance Ex - Cat AY Loss Ratio 1 1 STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX

STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX

AXIS

DISCIPLINED REDUCTION OF CAT EXPOSURE ACROSS ENTIRE CURVE


Southeast Hurricane PML Reductions[1]
Earnings Protection
Capital Protection
1 in 5
1 in 10
1 in 20
1 in 50
1 in 100
1 in 250
Jul 1 2019
Jul 1 2020
Jul 1 2021
Jan 1 2022
Apr 1 2022
Jul 1 2022

Portfolio changes driving PML reductions across the curve:

- **~25% reductions in the property/cat book at 1/1/22 are followed at 7/1 with the beginning of the run-off of all Property Cat RI**
  - The quarter to 7/1/22 sees a ~29% decrease in the 250yr, while Earnings-level PMLs increase due to the restored aggregate deductible on the Insurance Global Property Cat Aggregate Cover
- **PMLs are down ~65% on average across the curve since 2019**
  - Targeted reductions in the gross property/cat writings across peak zones & Reinsurance Property run-off
  - Strategic use of third-party capital partnerships

1. Additional disclosures regarding PML data can be found in our Investor Financial Supplement

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STRATEGY › FINANCIAL STRENGTH › PROGRESS › ESG & CITIZENSHIP › CONCLUSION › APPENDIX

AXIS

FOCUS AREAS FOR PROGRESS

In the past five years, AXIS has implemented significant change to its platform and portfolios

KEY DRIVERS OF RECENT PROGRESS		IMPROVEMENT TARGETS [2] VS. FY21	DELIVERING RESULTS FY21 VS. FY20
GPW Growth	• Strong positions in E&S, Lloyd's, specialty markets • Disciplined underwriting remains key • Sustained pricing improvements	Well positioned for profitable growth in all our key markets where risks are adequately priced	Double-digit growth led by 21.0% in Insurance Segment
Ex-Cat AY Loss Ratio Improvement[1] Group: 8.6 points Insurance: 9.9 points Reinsurance: 5.7 points	• Sustained pricing improvements • Stronger terms/conditions; lower limits; reduced PMLs • One AXIS portfolio construction	Still expect rate to be in excess of trend	2.6 points of improvement led by strong Insurance results
Cat Loss Ratio: 9.5 points in FY2021	• Reduced Reinsurance property/cat book by 45% at 1/1/22 • Lowered limits in cat exposed lines • Reduced PMLs materially across the loss curve • Achieving double-digit rate increases	Improve 3-4 Points	8.2 points of improvement[3]
Expense Ratio: 33.6% in FY2021	• Premium growth to drive improved operating leverage • Reduced cover-holder business • Adjusting broker commissions • $150 million of cost savings plans executed over last 5 years	Growth will drive enhanced operating leverage	0.9 points of improvement
OROACE: 9.1% in FY2021	• Continued growth in Insurance supported by strong pricing • Consistent margin expansion through disciplined underwriting • Material reduction in cat exposure • Announced $100 million share repurchase plan in 4Q21	Double-digit ROE	12.8 points of improvement[3]

Targeting a Low-90s Combined Ratio to Drive Attractive ROEs

(1) Progress shown between FY2017 and FY2021
(2) Improvement targets do not take into account unusual or infrequently occurring events
(3) Includes impact from pre-tax COVID-19 pandemic losses

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STRATEGY | FINANCIAL STRENGTH | PROGRESS | ESG & CITIZENSHIP | CONCLUSION | APPENDIX

AXIS

FURTHERING OUR COMMITMENT TO ESG

In 2018, AXIS launched a formalized program to address Environmental, Social and Governance ("ESG") factors, with environment and diversity, equity & inclusion (DE&I) as our core focus areas. Since then, the Company has scaled up the program while increasing our impact and transparency and advancing our focus areas.

Guided by external frameworks and committed to ESG reporting

United Nations Global Compact

2020 UN Communication on Progress

PSI Principles for Sustainable Insurance

2020 disclosure

SASB

2020 disclosure

Focus areas: Environment and diversity & inclusion

ENVIRONMENT

- Commitment to renewable energy
  - Top provider of renewable energy insurance
  - Investment in fund focused on climate infrastructure in emerging markets
- Goal to phase out thermal coal business from insurance, facultative reinsurance and investment by 2030 in OECD countries and 2040 globally
- Commitment to further integrate ESG considerations into our underwriting products and practices
- Focus on minimizing our operational impact
  - Annual GHG auditing; using results to inform mitigations
- Active member of industry organizations addressing climate issues
  - Sustainable Markets Insurance Task Force, chaired by Lloyd's, United Nations-backed Insurance Development Forum, Geneva Association

DIVERSITY EQUITY & INCLUSION

Implementing 5-point 2021 DE&I plan; key action areas - internal education, diverse recruitment, career development, goals/metrics and advocacy

Key highlights:

- Goal to achieve global gender parity by 2025; set goals to increase ethnic and women senior representation
- Launched five Employee Resource Groups (ERGs): AXIS Pride, PACE (Parents and Caregivers), EDGE (Ethnically Diverse Group of Employees), Veterans and Women
- Adopted "Flex for Your Day," our hybrid work model and enhanced benefits such as parental leave policies and flexible work arrangements
- Expanded internal education and engagement, such as annual forums on DE&I (past topics: mental health, racial justice)
- Global sponsor of the Dive In industry initiative, focused on DE&I

Recognition

JUST capital — *#5 of 44 evaluated insurance companies*

THE INSURER — *Top overall commitment to ESG in the outlet's 2022 survey of ESG in the Lloyd's market*

Insure Our Future — *#3 fossil fuel policy among evaluated insurance companies*

Bloomberg Gender-Equality Index — *Included in the 2022 and 2021 listings*

Recognized as 3+ Company by 50/50 Women on Boards

Cigna Well-being Awardee for workplace wellness

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Successfully executed a multi - year transformation positioning Axis as a profitable specialty underwriter Underwriting margin to continue driven by strong core performance and continued favorable pricing environment Enhanced use of reinsurance, retro and third - party capital driving better risk adjusted returns with lower volatility Building a stronger, more profitable and more stable underwriter of specialty risks AXIS has a global platform with improving profitability trading at attractive levels C O N C L U SION STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX 1 5

(1) Note : On October 2 , 2017 , we acquired Novae Group plc (“Novae”) . At the acquisition date, we identified value of business acquired (“VOBA”) which represents the present value of the expected underwriting profit within policies that were in - force at the closing date of the transaction . In addition, the allocation of the acquisition price to the assets acquired and liabilities assumed based on estimated fair values at the acquisition date, resulted in the write - off of the deferred acquisition cost asset on Novae's balance sheet at the acquisition date as the value of policies in - force on that date are considered within VOBA . Consequently, underwriting income (loss) for the periods shown above included the recognition of premiums attributable to Novae's balance sheet at the acquisition date without the recognition of the associated acquisition costs . We believe the presentation of Ex - PGAAP current accident year combined ratio excluding catastrophe and weather - related losses better enables investors and other users of our financial information to analyze the performance of our business . APPENDIX I STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP CONCLUSION APPENDIX 1 6